Exhibit 10.28


                            Factory 2-U Stores, Inc.
                        2004 Key Employee Severance Plan


         On January 13, 2004, in order to implement an operational and financial restructuring, Factory 2-U Stores, Inc. (the "Company") voluntarily filed a petition under chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court in the District of Delaware (the "Bankruptcy Court"). In order to maintain consistently effective, high quality management at a number of critical levels during the reorganization of the Company, the Board of Directors of the Company has determined that it is in the best interest of the estate to develop and implement a key employee severance plan (the "Severance Plan"). The Severance Plan is in lieu of any severance benefits that may be available under any pre-petition agreement between any participating employee and the Company. The Severance Plan is subject to Bankruptcy Court approval.

         1. Potential Participants in the Severance Plan
            --------------------------------------------
         Approximately 150 employees, including the following, or their successors: (i) the members of the Company's Executive Committee, comprised of
(a) Norman G. Plotkin, Chief Executive Officer (the "CEO"), (b) the person to fill the position of Executive Vice President and Chief Operating Officer (the "COO"), if any, (c) A.J. Nepa, Executive Vice President, Merchandising (the "EVP," and together with the COO, the "EVPs"), and (d) Norman Dowling, Chief Financial Officer (the "CFO"); (ii) the vice presidents set forth in the attached Exhibit A; (iii) the directors set forth in the attached Exhibit A; and
(iv) all other exempt employees (other than Store Managers), as more particularly set forth in the attached Exhibit A. The members of the Executive Committee and the vice presidents shall be referred to collectively as "Company Officers."

         2. Potential Benefits Available Under the Severance Plan
            -----------------------------------------------------

         A. Members of the Executive Committee     One year's salary

         B. Vice Presidents                        Four month's salary

         C. Directors                              Three month's salary

         D. Other Exempt Employees                 One week's salary for each
                                                   year of employment (in any
                                                   capacity) with the Company,
                                                   with a two week minimum
                                                   and an eight week maximum.

         3. Conditions for Payments Under the Severance Plan
            ------------------------------------------------
         The affected employee shall not receive payments under the Severance Plan unless each of the following conditions have been satisfied.

         A. The affected employee is employed by the Company on the date of entry of the order by the Bankruptcy Court approving the Severance Plan or thereafter fills a vacancy in an eligible position.

         B. If the affected employee is not a Company Officer, the affected employee is employed by the Company on a continued uninterrupted full time basis through the date of termination.

         C. If the affected employee is a Company Officer, the affected employee is employed by the Company on a continued uninterrupted full time basis through the date of termination, unless the Company Officer resigns for Good Reason (as defined below).

         D. The employment of the affected employee has been terminated without Good Cause (as defined below), or the affected employee is a Company Officer who has resigned for Good Reason.

         E. The affected employee has executed and delivered the "Release of All Claims" substantially in the form attached hereto as Exhibit B (the "Release").

         F. The affected employee has executed and delivered the "Non-Competition, Non-Solicitation, Confidentiality and Non-Disparagement Agreement" substantially in the form attached hereto as Exhibit C (the "Non-compete Agreement").

         G. Payments shall be made net of (i) any and all loans and advances from the Company to the affected employee and any and all other amounts due to the Company from the affected employee, and (ii) all required federal and state withholding taxes and similar required withholdings, as applicable.

         4. Definition of "Good Reason"
            ---------------------------
         For the purpose of the Severance Plan, "Good Reason" shall mean that without the affected employee's written consent, the occurrence of one or more of the following:

         (i) a material and permanent diminution of the affected employee's title, authority, duties or responsibilities;

         (ii) the affected employee's rate of base salary is reduced;

         (iii) the affected employee is required to relocate permanently to any office or location other than one within a 30 mile radius of the location at which the affected employee is based at the time the change is required;

         (iv) a Change in Control (as defined below) of the Company or its business operations that (A) is solely as a result of the occurrence of the effective date of a confirmed chapter 11 plan (the "Effective Date") that includes, among its provisions, the issuance of voting securities of the Company to holders of pre-petition general unsecured claims, which securities evidence more than fifty percent of the voting securities of the Company immediately after the Effective Date, with or without any change in the composition of the Board of Directors as a result thereof (a "Creditor Stock Change"), and (B) the termination of the affected employee within one year following that Change in Control; or

         (v) a Change in Control of the Company or its business operations other than a Creditor Stock Change.

         5. Definition of "Good Cause"
            --------------------------
         For the purpose of the Severance Plan, "Good Cause" shall mean the occurrence of one or more of the following:

         (i) commission by the employee of any act of willful fraud or gross misconduct in the course of his or her employment, which, in the case of gross misconduct, has a material adverse effect on the business or financial condition of the Company;

         (ii) willful or deliberate failure by the employee to perform the duties of his or her position, other than on account of a disability;

         (iii) the employee's conviction or entering a plea of guilty (or nolo contendere) to any felony under the laws of the United States or any state thereof or any foreign country to which the affected employee may be subject;
         (iv) the engagement by the employee in gross misconduct, such as theft or embezzlement, or a comparable crime involving moral turpitude, which crime reflects poorly on the image or reputation of the Company;

         (v) a material misrepresentation by the employee at any time to the Company; or

         (vi) failure by the employee to comply with a reasonable and lawful instruction of the Chief Executive Officer (or the Board of Directors if the affected employee is the Chief Executive Officer) of the Company, which continues for a period of five days after the employee's receipt of written notice from the Chief Executive Officer (or the Board of Directors if the affected employee is the Chief Executive Officer) of the Company identifying the objectionable action or inaction by the employee.

         6. Definition of Change of Control
            -------------------------------
         For the purpose of the Severance Plan, "Change of Control" shall mean the occurrence of one or more of the following:

         (i) a sale of all or substantially all of the Company's assets, whether under section 363 of the Bankruptcy Code or pursuant to confirmation of a chapter 11 plan;

         (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately before the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

         (iii) at any time the current members of the Company's Board of Directors or members appointed by a majority of the current members of the Board of Directors cease to comprise a majority of the Board of Directors; and

         (iv) the occurrence of the Effective Date of a confirmed chapter 11 plan that provides, among other things, for the issuance and distribution (other than to holders of the pre-petition equity interests in the Company of record as of the petition date) of voting securities of the Company that evidence more than fifty percent (50%) of the voting securities of the Company immediately after the Effective Date.

         7. Credit for Retention Payments
            -----------------------------
         To the extent a participant receives any payments under the Company's 2004 Key Employee Retention Plan, such payments shall offset dollar for dollar any payment to be received under the Severance Plan.

         8. Time of Payment
            ---------------
         All severance payments made pursuant to the Severance Plan are to be made in full on the later of: (i) the last day of employment for the affected employee; and (ii) seven days after delivery by the affected employee to the Company of (a) the Release, and (b) the Non-compete Agreement, provided that the affected employee has not revoked either the Release or the Non-compete Agreement during that seven-day period.

         9. Priority of Payment Obligations
            -------------------------------
         Payments to be made under this Severance Plan shall be entitled to priority under section 503(b) of the Bankruptcy Code as an administrative priority, and shall be due and owing no later than the Effective Date, except as otherwise provided for in the Severance Plan. If any payment under the Severance Plan to be made after the Effective Date is not made as and when due, and the affected employee employs counsel in order to assert his or her rights with respect to the payment, then, in addition to the payment under the Severance Plan, the Company, and any successor obligated to perform under the Severance Plan, shall reimburse the affected employee all reasonable attorneys fees and costs incurred in successfully asserting any such rights.

         10. Miscellaneous
             -------------
         All rights under the Severance Plan shall at all times be entirely unfunded, and no provision shall at any time be made with respect to segregating any assets of the Company for payment of any amounts due under the Severance Plan. Any payments under the Severance Plan shall be made from the general assets of the Company as and when due.

         No member of the Board of Directors of the Company, nor any officer or employee of the Company, shall be personally liable if the Company is unable to make any of the payments provided for in the Severance Plan for any reason, including, without limitation, lack of funding or financing, legal prohibition, or failure to obtain required consents.

         Nothing contained in this Severance Plan shall be construed to be an employment contract between a participant in the Severance Plan and the Company.

         No interest of any participant in the Severance Plan, or any right to receive any payment hereunder, shall be subject to any manner of sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind, nor may such interest or right to receive a payment be taken, voluntarily or involuntarily, for the satisfaction of the obligation of, or other claims against, any participant, including claims for alimony, support, separate maintenance, and claims in bankruptcy cases.

         The Board of Directors of the Company shall have the right to amend the Severance Plan from time to time and may terminate the Severance Plan at any time; provided, however, that no amendment may be made to the Severance Plan and no termination of the Severance Plan may be effective until after (i) the effective date of a confirmed plan of reorganization for the Company, and (ii) fifteen (15) months after that effective date as to Company Officers, if there is a Change in Control.


         Approved by the Board of Directors of the Company on March 16, 2004


         By: /s/Susan M. Skrokov
             -------------------
             Susan M. Skrokov, Secretary

Assumptions:

1. Executive Commmittee: 1 year of severance
2. Vice-Presidents: 4 months of severance
3. Directors: 3 months of severance
4. All other Exempt level Store Support Center Employees: 1 week per each full year of service to a maximum of 8 weeks, 2 week minimum

                                                               Tenure
                                                              Rounded
                                                               Down to  Months
        DEPT                                                    Full      of
EMP NO.  NO.    DOH     TITLE                           DATE    Year   Severance
------  ----    ---     -----                           ----  -------  ---------

EXECUTIVE COMMITTEE:  1 YEAR
        9145  01/06/03  EVPSTD - Exec-VP Store Operati  3/25/04     1       12
213717  9103  07/27/98  XCEO - CEO                      3/25/04     5       12
253298  9106  03/22/04  XVPCFO -  EVP,CFO               3/25/04     0       12
251005  9133  11/10/03  EVPGMM - EVP, Gen Merch Mgr     3/25/04     0       12

VICE-PRESIDENTS:  4 MONTHS
253144  9137  02/21/04  Vice-President Merchandising    3/25/04     0        4
246589  9139  02/17/03  Vice-President Merchandising    3/25/04     1        4
253277  9135  03/15/04  Vice-President Merchandising    3/25/04     0        4
211014  9141  10/29/97  Vice-President Merchandising    3/25/04     6        4
222394  9105  12/13/99  VP, Controller                  3/25/04     4        4
        9107  03/22/04  VP, ITS                         3/25/04     0        4
        9143  03/22/04  VP, Planning/Allocation         3/25/04     0        4
247678  9159  05/12/03  Vice-President Division 2       3/25/04     0        4
246588  9161  02/17/03  Vice-President Division 1       3/25/04     1        4
224937  9449  05/15/00  VPTDC1 - VP - Transportation/D  3/25/04     3        4
212540  9119  04/06/98  VPLP1 - VP - Loss Prevention    3/25/04     5        4
201402  9145  03/04/94  FMDRSO -VP, Store Ops           3/25/04    10        4
222728  9109  01/05/00  HRDRCB - VP, Human Resources    3/25/04     4        4

DIRECTORS:  3 MONTHS
225204  9106  05/29/00  FIDRFR-Dir, Fin Anal & Rptg     3/25/04     3        3
247538  9107  05/12/03  ITDRSD - Dir, System Developme  3/25/04     0        3
216500  9111  02/01/99  REDIR1 - Director - Real Estat  3/25/04     5        3
115322  9131  04/27/92  ADDIRMK - Director, Marketing   3/25/04    11        3
113799  9115  09/03/91  FCDIRC - Director - Constructi  3/25/04    12        3
209938  9143  08/18/97  PLADIR - Director of Plng       3/25/04     6        3
239427  9143  11/30/01  PLADIR - Director of Plng       3/25/04     2        3
216572  9106  02/16/99  FINAGC - Asst Gen Counsel       3/25/04     5        3
222927  9119  02/07/00  LPDRRM - Dir. Risk Management   3/25/04     4        3
215923  9153  04/17/00  HRDRTW - Dir, Train. & WF Plan  3/25/04     3        3
205825  9144  11/23/96  DIRALL - Director, Allocation   3/25/04     7        3
212925  9107  05/11/98  ITDRSA-Director, System Admin   3/25/04     5        3
225815  9119  07/05/00  LPRMG1 - RM - LP                3/25/04     3        3
116776  9121  01/27/97  LPRMG1 - RM - LP                3/25/04     7        3
217312  9123  04/12/99  LPRMG1 - RM - LP                3/25/04     4        3

                                                                         Weeks
                                                                          of
                                                                       Severance
                                                                       ---------
ALL OTHER EXEMPT LEVEL:  1 WEEK PER YEAR TO A MAXIMUM OF 8 WEEKS, 2 WEEK MINIMUM
247716  9103  05/19/03  XEXAST - Executive Assistant    3/25/04     0        2
250336  9105  09/22/03  FIAMFR-Mgr, Financial Reportin  3/25/04     0        2
248382  9105  06/23/03  FIASR1 - Senior Accountant      3/25/04     0        2
216370  9105  01/04/99  FISUP1 - Supervisor - Accts Pa  3/25/04     5        5
202519  9105  04/01/96  FISUC1 - Supervisor - Cash Mgm  3/25/04     7        7
207953  9105  04/28/97  FISUP1 - Supervisor - Accts Pa  3/25/04     6        6
120151  9105  08/29/94  FIMGI1 - Manager - Inv Control  3/25/04     9        8
249982  9105  09/03/03  FIASTA-Staff Accountant         3/25/04     0        2
237511  9105  09/24/01  FIACPA - Accountant - P/A       3/25/04     2        2
237831  9105  06/09/03  FILSPA - Lease Acctg Spec       3/25/04     0        2
207809  9105  04/21/97  FISUA1 - Supervisor - Sales Au  3/25/04     6        6
223468  9106  03/13/00  FIMGP1 - Manager - Financial P  3/25/04     4        4
218229  9107  06/06/99  MISPM1 - Sr Project Manager     3/25/04     4        4
250067  9107  09/08/03  ITSODB-Sr Oracle DBA            3/25/04     0        2
208329  9107  05/12/97  MISPM1 - Sr Project Manager     3/25/04     6        6
211282  9107  11/16/97  ITMPOS - Manager, POS Systems   3/25/04     6        6
251823  9107  11/17/03  MINAP2 - Sr Program Analyst     3/25/04     0        2
224730  9107  05/08/00  MISPC1 - Programmer - Analyst   3/25/04     3        3
225509  9109  06/15/00  HRSRAN - Senior HR Analyst      3/25/04     3        3
251152  9109  10/31/03  HRREPR - HR Representative      3/25/04     0        2
219836  9111  01/07/03  RELEMG - Manager - Lease Admin  3/25/04     1        2
232499  9113  02/05/01  PMMGR1 - Manager - Property Mg  3/25/04     3        3
230042  9113  10/23/00  PMAMG1 - Asst Property Manager  3/25/04     3        3
102611  9115  04/12/88  FCCLD1 - Crew Leader            3/25/04    15        8
200618  9115  09/03/95  FPRJC1 - Coordinator-Field Pro  3/25/04     8        8
253037  9119  01/28/04  LPWCGL - WC & GL Analyst        3/25/04     0        2
247069  9119  04/16/03  LPMGC - Manager - Loss Prevent  3/25/04     0        2
218154  9121  02/25/02  LPDMR1 - DM - LP                3/25/04     2        2
206827  9121  11/06/03  LPDMR1 - DM - LP                3/25/04     0        2
207052  9121  03/04/97  LPDMR1 - DM - LP                3/25/04     7        7
253111  9121  02/29/04  LPDMR1 - DM - LP                3/25/04     0        2
243965  9121  09/17/02  LPDMR1 - DM - LP                3/25/04     1        2
225326  9123  08/19/02  LPDMR1 - DM - LP                3/25/04     1        2
230043  9123  10/23/00  LPDMR1 - DM - LP                3/25/04     3        3
234764  9123  06/05/01  LPDMR1 - DM - LP                3/25/04     2        2
251395  9123  11/10/03  LPDMR1 - DM - LP                3/25/04     0        2
213198  9123  06/08/98  LPDMR1 - DM - LP                3/25/04     5        5
243925  9123  09/09/02  LPDMR1 - DM - LP                3/25/04     1        2
113716  9131  04/07/03  ADMMGR - Marketing Manager      3/25/04     0        2
217018  9131  12/15/03  ADMGP1 - Manager - Print Produ  3/25/04     0        2
252927  9135  01/07/04  MEBUY1 - Buyer - Merchandising  3/25/04     0        2
120825  9135  08/15/94  MEBUY1 - Buyer - Merchandising  3/25/04     9        8
214562  9135  09/28/98  MEBUY1 - Buyer - Merchandising  3/25/04     5        5
246394  9135  12/30/02  MEASB1 - Assistant Buyer        3/25/04     1        2
244403  9135  10/14/02  MEASB1 - Assistant Buyer        3/25/04     1        2
248917  9135  07/21/03  MEASB1 - Assistant Buyer        3/25/04     0        2
231164  9135  11/27/00  MEASB1 - Assistant Buyer        3/25/04     3        3
253257  9137  03/03/04  MEBUY1 - Buyer - Merchandising  3/25/04     0        2
238502  9137  11/12/01  MEBUY1 - Buyer - Merchandising  3/25/04     2        2
220659  9137  10/11/99  MEBUY1 - Buyer - Merchandising  3/25/04     4        4
249093  9137  07/28/03  MEABY1 - Associate Buyer        3/25/04     0        2
234889  9137  06/11/01  MEABY1 - Associate Buyer        3/25/04     2        2
240386  9137  02/20/02  MEASB1 - Assistant Buyer        3/25/04     2        2
236151  9137  08/06/01  MEASB1 - Assistant Buyer        3/25/04     2        2
118763  9137  06/30/89  MEASB1 - Assistant Buyer        3/25/04    14        8
222766  9139  01/12/00  MEBUY1 - Buyer - Merchandising  3/25/04     4        4
204732  9139  09/23/96  MEBUY1 - Buyer - Merchandising  3/25/04     7        7
107115  9139  10/04/93  MEBUY1 - Buyer - Merchandising  3/25/04    10        8
201155  9139  11/06/95  MEASB1 - Assistant Buyer        3/25/04     8        8
240485  9139  02/27/02  MEABY1 - Associate Buyer        3/25/04     2        2
223834  9139  03/27/00  MEASB1 - Assistant Buyer        3/25/04     3        3
249680  9141  08/18/03  MEBUY1 - Buyer - Merchandising  3/25/04     0        2
241276  9141  05/06/02  MEBUY1 - Buyer - Merchandising  3/25/04     1        2
233503  9141  04/09/01  MEBUY1 - Buyer - Merchandising  3/25/04     2        2
212729  9141  04/27/98  MEASB1 - Assistant Buyer        3/25/04     5        5
246889  9141  03/24/03  MEASB1 - Assistant Buyer        3/25/04     1        2
251771  9141  11/17/03  MEASB1 - Assistant Buyer        3/25/04     0        2
203193  9141  06/03/96  MEASB1 - Assistant Buyer        3/25/04     7        7
239104  9143  11/26/01  PLSRMG - Senior Planning Mgr    3/25/04     2        2
202244  9143  03/14/96  PLSRMG - Senior Planning Mgr    3/25/04     8        8
242397  9143  06/25/02  PLMPSR - Senior Planner         3/25/04     1        2
224594  9143  05/03/00  PLMGP1 - Manager - Planning     3/25/04     3        3
212268  9143  03/09/98  PLPMA - Price Management Analy  3/25/04     6        6
216392  9144  01/11/99  PLALMGR - Allocation Manager    3/25/04     5        5
218441  9144  06/21/99  PLMALL1 - Allocator             3/25/04     4        4
108969  9144  12/18/89  PLMALL1 - Allocator             3/25/04    14        8
118481  9144  01/03/94  PLMALL1 - Allocator             3/25/04    10        8
109742  9144  10/06/03  PLMALL1 - Allocator             3/25/04     0        2
208017  9144  04/03/00  PLMALL1 - Allocator             3/25/04     3        3
213317  9144  06/15/98  PLMALL1 - Allocator             3/25/04     5        5
109139  9144  02/26/90  PLMALL1 - Allocator             3/25/04    14        8
224090  9145  04/14/00  FMMSP - Mgr, Special Projects   3/25/04     3        3
250811  9145  11/03/03  OPSAST - Asst. to EVP, Ops      3/25/04     0        2
232004  9145  12/18/00  FMSPSS-Supervisor,Store Suppor  3/25/04     3        3
222926  9153  02/07/00  HRDMF - Divisional HR Manager   3/25/04     4        4
230138  9153  10/30/00  HRDMF - Divisional HR Manager   3/25/04     3        3
225492  9153  06/14/00  HRARTR - Area Trainer           3/25/04     3        3
217311  9153  04/12/99  HRTCRP - Trng & Comm Rep        3/25/04     4        4
246888  9158  03/25/03  FMDMF1 - District Manager       3/25/04     1        2
201400  9158  04/11/94  FMDMF1 - District Manager       3/25/04     9        8
247493  9158  05/06/03  FMDMF1 - District Manager       3/25/04     0        2
205313  9158  10/27/96  FMDMF1 - District Manager       3/25/04     7        7
214177  9158  08/17/98  FMDMF1 - District Manager       3/25/04     5        5
248913  9158  07/21/03  FMDMF1 - District Manager       3/25/04     0        2
227399  9158  08/31/00  FMDMF1 - District Manager       3/25/04     3        3
115385  9158  05/03/92  FMDMF1 - District Manager       3/25/04    11        8
101455  9158  11/07/88  FMDMF1 - District Manager       3/25/04    15        8
249257  9158  08/04/03  FMDMF1 - District Manager       3/25/04     0        2
125032  9160  02/18/85  FMDMF1 - District Manager       3/25/04    19        8
112529  9160  10/10/90  FMDMF1 - District Manager       3/25/04    13        8
246412  9160  01/06/03  FMDMF1 - District Manager       3/25/04     1        2
237755  9160  10/09/01  FMDMF1 - District Manager       3/25/04     2        2
236873  9160  08/27/01  FMDMF1 - District Manager       3/25/04     2        2
217592  9160  05/03/99  FMDMF1 - District Manager       3/25/04     4        4
215573  9160  11/15/98  FMDMF1 - District Manager       3/25/04     5        5
227234  9160  09/05/00  FMDMF1 - District Manager       3/25/04     3        3
235323  9160  06/26/01  FMDMF1 - District Manager       3/25/04     2        2
119231  9160  05/03/96  FMDMF1 - District Manager       3/25/04     7        7
197902  9449  05/20/85  WHMG1 - Manager - Warehouse     3/25/04    18        8
119429  9449  06/13/94  RDCSUP - DC Supervisor          3/25/04     9        8
142528  9449  10/07/85  RDCSM - Marking Supervisor      3/25/04    18        8
234404  9449  05/21/01  RDCSR - Rec'ing Supervisor      3/25/04     2        2
218305  9449  06/14/99  MDCSR - Rec'ing Supervisor      3/25/04     4        4
209940  9449  08/18/97  MDCSS - Shipping Supervisor     3/25/04     6        6
100128  9449  06/03/87  RDCSR - Rec'ing Supervisor      3/25/04    16        8
209915  9449  08/18/97  RDCSM - Marking Supervisor      3/25/04     6        6
100226  9449  10/03/88  RDCSM - Marking Supervisor      3/25/04    15        8
211104  9449  11/03/97  RDCSH - Hanging Supervisor      3/25/04     6        6
124839  9449  03/17/86  RDCSH - Hanging Supervisor      3/25/04    18        8
203453  9451  02/07/94  WHMGTR - Manager - Traffic      3/25/04    10        8
207585  9451  04/02/97  RDCSIC - Supervisor DC Inv Con  3/25/04     6        6
216996  9451  03/22/99  RDCSRT - Routing Supervisor     3/25/04     5        5